Exhibit 10.35

SECOND AMENDMENT TO AGREEMENT OF SALE
THIS SECOND AMENDMENT TO AGREEMENT OF SALE (this “Amendment”) is made and entered effective as of August 7, 2014 (the “Effective Date”), by and by and among LEISURE LIVING PROPERTIES - HOLT, LLC, a Delaware limited liability company, LEISURE LIVING PROPERTIES - DEWITT, LLC, a Delaware limited liability company, LIFEHOUSE CRYSTAL MANOR PROPERTY, LLC, a Michigan limited liability company, LIFEHOUSE WALDON WOODS PROPERTY, LLC, a Michigan limited liability company, LIFEHOUSE - GOLDEN ACRES PROPERTIES, LLC, a Michigan limited liability company, LIFEHOUSE – GOLDEN ACRES PROPERTIES II, LLC, a Michigan limited liability company, LIFEHOUSE GRAND BLANC PROPERTIES, LLC, a Michigan limited liability company, LIFEHOUSE CLARE PROPERTIES, LLC, a Michigan limited liability company, LIFEHOUSE MT. PLEASANT PROPERTIES, LLC, a Michigan limited liability company, LIFEHOUSE MT. PLEASANT PROPERTIES II, LLC, a Michigan limited liability company, LIFEHOUSE - OAKRIDGE MANOR DIXON PROPERTIES, LLC, an Illinois limited liability company, LIFEHOUSE - OAKRIDGE MANOR ROCKFORD PROPERTIES, LLC, an Illinois limited liability company, LIFEHOUSE PRESTIGE COMMONS PROPERTIES, LLC, a Michigan limited liability company, LEISURE LIVING PROPERTIES – BUCHANAN, LLC, a Michigan limited liability company, LIFEHOUSE BUCHANAN PROPERTY-II, LLC, a Michigan limited liability company, LEISURE LIVING PROPERTIES – GRAND RAPIDS, LLC, a Michigan limited liability company, and LEISURE LIVING PROPERTIES – HOLLAND, LLC, a Michigan limited liability company (collectively, “Sellers” and individually, a “Seller”, as the context requires), LIFEHOUSE HOLDINGS, LLC, a Delaware limited liability company (the “Seller Representative”) and AMERICAN REALTY CAPITAL HEALTHCARE TRUST OPERATING PARTNERSHIP, L.P., a Delaware limited partnership (“ARC OP I”).
WHEREAS, Seller and ARC OP I entered into that certain Agreement of Sale dated June 16, 2014, as amended by that certain First Amendment to Agreement of Sale dated July 20, 2014 (the “Agreement”), and Seller and ARC OP I desire to further amend the Agreement as hereinafter set forth.
NOW, THEREFORE, in consideration of the agreements hereinafter set forth and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller, ARC OP I and Purchaser (as herein defined) agree as follows:

1.
Recitals and Defined Terms. The foregoing recitals are true and correct and are incorporated herein by reference. Except as expressly provided herein, all capitalized terms used herein and not expressly defined shall have the meaning given to them in the Agreement.

2.
Assignment. ARC OP I hereby assigns the Agreement and all of its rights and obligations thereunder to AMERICAN REALTY CAPITAL HEALTHCARE TRUST II OPERATING PARTNERSHIP, L.P., a Delaware limited partnership (the “Purchaser”); and Purchaser hereby accepts and acknowledges such assignment and assumes and agrees to perform such obligations. Seller acknowledges and consents to such assignment and acknowledges and agrees that, notwithstanding the requirements and provisions of Section 19(e) of the Agreement, (i) ARC OP I retains no rights or obligations under the Agreement, and (ii) AMERICAN REALTY CAPITAL HEALTHCARE TRUST II OPERATING PARTNERSHIP, L.P., a Delaware limited partnership is hereafter, the “Purchaser” for all purposes of the Agreement. By its signature below, Purchaser acknowledges that all knowledge of ARC OP I shall be imputed to Purchaser for all purposes of the Agreement, and Purchaser affirms and makes to Seller all of the representations and warranties of “Purchaser” set forth in Section 9 of the Agreement.

3.
Purchaser Credit. Without limitation of any other credits provided in the Agreement, at Closing Seller will provide a credit to Purchaser in the amount of Two Hundred Fifty Thousand Dollars ($250,000.00).

4.
Closing Date. Notwithstanding anything in the Agreement to the contrary, the parties agree that (i) the Closing for all Properties located in the State of Michigan will occur on August 28, 2014 or such later date as to which the parties may otherwise mutually agree upon, and (ii) the Closing for all Properties located in the State of Illinois will occur on the date which is thirty-one (31) days following the submission by Sellers of notice to residents of such Properties of the change of ownership occurring with respect to such Properties required by applicable regulations.

5.
Estoppel Certificates. Seller will make commercially reasonable efforts to have estoppels previously provided on behalf of Purchaser relating to certain easements and other third-party rights identified in the Title Commitments executed by applicable third-parties prior to Closing. For the avoidance of doubt, the receipt of executed copies of such estoppels is not a condition to Closing that would otherwise allow Purchaser to delay Closing. For purposes of the foregoing, if (i) the applicable Seller sends the proposed estoppel certificates to the applicable easement party using the notice address provided in the applicable easement document (if any), or using the address of the benefitted parcel in the applicable easement document, (ii) the applicable Seller sends a follow up notice to such address, and the applicable Seller receives no response, then the foregoing efforts shall be deemed to satisfy the requirement to use “commercially reasonable efforts” to obtain the estoppel.

6.
Title Objections. Purchaser previously delivered its notice of title and survey objections to Seller in accordance with Section 4(a) of the Agreement. Such notice included objections to the Chesterfield, Michigan title commitment File No. 14000070840 issued by Stewart Title Guaranty Company (the “Commitment”) and the related survey relating to a certain Facility known as Prestige Commons located in Chesterfield, Michigan (the “Chesterfield Property”). In particular, Purchaser specifically objected to an encroachment of the building into a Detroit Edison Underground Easement recorded in Book 16223, page 822 of the public records (the “Applicable Easement”), as described in the Commitment, and as depicted on the survey. Seller indicated in its Seller’s Response Notice that Seller will not cure this objection. Accordingly, Purchaser hereby reserves its right to terminate the Agreement solely with respect to the Chesterfield Property, unless at or prior to Closing, Purchaser or Seller is able to obtain one of the following (hereinafter, the “Chesterfield Title Condition”): (i) written evidence, in recordable form, that Detroit Edison has permanently abandoned the use of the Applicable Easement, or (ii) a title insurance commitment issued by either Stewart Title, First American Title Insurance Company, or another title insurance company reasonably acceptable to Purchaser, with an endorsement in the form of Exhibit A attached hereto or a similar endorsement containing substantially similar coverage for Purchaser. In the event the foregoing Chesterfield Title Condition has not been satisfied at the time for the scheduled Closing to occur under the Agreement, then (w) Purchaser shall be obligated to proceed to Closing (on the schedule date for Closing) with respect to all of the other Properties other than the Chesterfield Property, (x) the applicable portion of the Purchase Price allocable to the Chesterfield Property shall not be paid unless and until a closing occurs with respect to the Chesterfield Property, (y) the applicable portion of the Deposit allocable to the Chesterfield Property shall be retained by the Escrow Agent, and (z) the closing solely with respect to the Chesterfield Property shall be delayed and shall occur ten (10) business days after the Chesterfield Title Condition has been satisfied, provided, however, that in the event the closing on the Chesterfield Property has not occurred on or before sixty (60) days after the closing occurs on the remainder of the Properties, then either party shall have the right to terminate the Agreement solely with respect to the Chesterfield Property.

7.
Excluded Liabilities. Sellers and Purchaser hereby acknowledge and agree that, notwithstanding anything in this Agreement to the contrary, the term “Excluded Liabilities” shall include all liabilities of the Operators arising prior to Closing. Neither New Operator nor Purchaser shall be deemed to assume any of the liabilities of the Operators arising prior to Closing.

8.
Due Diligence Notice. The Due Diligence Notice required by Section 4(d)(iii) of the Agreement is hereby deemed to have been given by Purchaser indicating Purchaser’s election to consummate the purchase of the Properties in accordance with the terms of the Agreement.

9.	Agreement Remains In Effect. The Agreement, as previously amended and modified by this Amendment, is hereby ratified and affirmed as binding and in full force and effect.

10.
Counterparts. This Amendment may be executed in any number of counterparts, each of which shall be deemed an original. This Amendment may be executed by counterpart signatures and all counterpart signature pages shall constitute a part of this Agreement. Delivery of a counterpart hereof via facsimile transmission or by electronic mail transmission, including but not limited to an Adobe file format document (also known as a PDF file), shall be as effective as delivery of a manually executed counterpart hereof.

[Signature Pages Follow.]

IN WITNESS WHEREOF, the parties hereto have executed this Second Amendment to Agreement of Sale as of the date first above written.

ARC OP I:

AMERICAN REALTY CAPITAL HEALTHCARE TRUST OPERATING PARTNERSHIP, L.P., a Delaware limited partnership
By: American Realty Capital Healthcare Trust, Inc., a Maryland corporation, its general partner

By: /s/ Edward M. Weil, Jr. Name: Edward M. Weil, Jr. Title: President

PURCHASER:

AMERICAN REALTY CAPITAL HEALTHCARE TRUST II OPERATING PARTNERSHIP, L.P., a Delaware limited partnership
By: American Realty Capital Healthcare Trust II, Inc., a Maryland corporation, its general partner

By: /s/ Edward M. Weil, Jr. Name: Edward M. Weil, Jr. Title: President

SIGNATURE PAGES TO
SECOND AMENDMENT TO AGREEMENT OF SALE

SELLER REPRESENTATIVE:

LIFEHOUSE Holdings, LLC,
a Delaware limited liability company

By:	LifeHouse Investors I, LLC,
a Delaware limited liability company, its Sole Member

By:     /s/ Marc Porosof
Name: Marc Porosoff
Title:     Authorized Signatory

By:     /s/ Jordan Socaransky
Name: Jordan Socaransky
Title:      Authorized Signatory

ADDITIONAL SIGNATURE PAGES TO
SECOND AMENDMENT TO AGREEMENT OF SALE

SELLERS:
LEISURE LIVING PROPERTIES - HOLT, LLC,
a Delaware limited liability company

By:	LifeHouse Holdings, LLC, a Delaware limited liability company, its Sole Member

By:	LifeHouse Investors I, LLC, a Delaware limited liability company, its Sole Member

By:    /s/ Marc Porosof
Name: Marc Porosoff
Title: Authorized Signatory

By:    /s/ Jordan Socaransky
Name: Jordan Socaransky
Title:     Authorized Signatory

LEISURE LIVING PROPERTIES - DEWITT, LLC,
a Delaware limited liability company

By:	LifeHouse Holdings, LLC, a Delaware limited liability company, its Sole Member

By:	LifeHouse Investors I, LLC, a Delaware limited liability company, its Sole Member

By:    /s/ Marc Porosof
Name: Marc Porosoff
Title: Authorized Signatory

By:    /s/ Jordan Socaransky
Name: Jordan Socaransky
Title:     Authorized Signatory

ADDITIONAL SIGNATURE PAGES TO
SECOND AMENDMENT TO AGREEMENT OF SALE

LIFEHOUSE CRYSTAL MANOR PROPERTY, LLC,
a Michigan limited liability company

By:	LifeHouse Holdings, LLC, a Delaware limited liability company, its Sole Member

By:	LifeHouse Investors I, LLC, a Delaware limited liability company, its Sole Member

By:    /s/ Marc Porosof
Name: Marc Porosoff
Title: Authorized Signatory

By:    /s/ Jordan Socaransky
Name: Jordan Socaransky
Title:     Authorized Signatory

LIFEHOUSE WALDON WOODS PROPERTY, LLC,
a Michigan limited liability company

By:	LifeHouse Holdings, LLC, a Delaware limited liability company, its Sole Member

By:	LifeHouse Investors I, LLC, a Delaware limited liability company, its Sole Member

By:    /s/ Marc Porosof
Name: Marc Porosoff
Title: Authorized Signatory

By:    /s/ Jordan Socaransky
Name: Jordan Socaransky
Title:     Authorized Signatory

ADDITIONAL SIGNATURE PAGES TO
SECOND AMENDMENT TO AGREEMENT OF SALE

LIFEHOUSE - GOLDEN ACRES PROPERTIES, LLC,
a Michigan limited liability company

By:	LifeHouse Holdings, LLC, a Delaware limited liability company, its Sole Member

By:	LifeHouse Investors I, LLC, a Delaware limited liability company, its Sole Member

By:    /s/ Marc Porosof
Name: Marc Porosoff
Title: Authorized Signatory

By:    /s/ Jordan Socaransky
Name: Jordan Socaransky
Title:     Authorized Signatory

LIFEHOUSE – GOLDEN ACRES PROPERTIES II, LLC, a Michigan limited liability company

By:	LifeHouse Holdings, LLC, a Delaware limited liability company, its Sole Member

By:	LifeHouse Investors I, LLC, a Delaware limited liability company, its Sole Member

By:    /s/ Marc Porosof
Name: Marc Porosoff
Title: Authorized Signatory

By:    /s/ Jordan Socaransky
Name: Jordan Socaransky
Title:     Authorized Signatory

ADDITIONAL SIGNATURE PAGES TO
SECOND AMENDMENT TO AGREEMENT OF SALE

LIFEHOUSE GRAND BLANC PROPERTIES, LLC,
a Michigan limited liability company

By:	LifeHouse Holdings, LLC, a Delaware limited liability company, its Sole Member

By:	LifeHouse Investors I, LLC, a Delaware limited liability company, its Sole Member

By:    /s/ Marc Porosof
Name: Marc Porosoff
Title: Authorized Signatory

By:    /s/ Jordan Socaransky
Name: Jordan Socaransky
Title:     Authorized Signatory

LIFEHOUSE CLARE PROPERTIES, LLC,
a Michigan limited liability company

By:	LifeHouse Holdings, LLC, a Delaware limited liability company, its Sole Member

By:	LifeHouse Investors I, LLC, a Delaware limited liability company, its Sole Member

By:    /s/ Marc Porosof
Name: Marc Porosoff
Title: Authorized Signatory

By:    /s/ Jordan Socaransky
Name: Jordan Socaransky
Title:     Authorized Signatory

ADDITIONAL SIGNATURE PAGES TO
SECOND AMENDMENT TO AGREEMENT OF SALE

LIFEHOUSE MT. PLEASANT PROPERTIES, LLC,
a Michigan limited liability company

By:	LifeHouse Holdings, LLC, a Delaware limited liability company, its Sole Member

By:	LifeHouse Investors I, LLC, a Delaware limited liability company, its Sole Member

By:    /s/ Marc Porosof
Name: Marc Porosoff
Title: Authorized Signatory

By:    /s/ Jordan Socaransky
Name: Jordan Socaransky
Title:     Authorized Signatory

LIFEHOUSE MT. PLEASANT PROPERTIES II, LLC,
a Michigan limited liability company

By:	LifeHouse Holdings, LLC, a Delaware limited liability company, its Sole Member

By:	LifeHouse Investors I, LLC, a Delaware limited liability company, its Sole Member

By:    /s/ Marc Porosof
Name: Marc Porosoff
Title: Authorized Signatory

By:    /s/ Jordan Socaransky
Name: Jordan Socaransky
Title:     Authorized Signatory

ADDITIONAL SIGNATURE PAGES TO
SECOND AMENDMENT TO AGREEMENT OF SALE

LIFEHOUSE - OAKRIDGE MANOR DIXON PROPERTIES, LLC,
an Illinois limited liability company

By:	LifeHouse Holdings, LLC, a Delaware limited liability company, its Sole Member

By:	LifeHouse Investors I, LLC, a Delaware limited liability company, its Sole Member

By:    /s/ Marc Porosof
Name: Marc Porosoff
Title: Authorized Signatory

By:    /s/ Jordan Socaransky
Name: Jordan Socaransky
Title:     Authorized Signatory

LIFEHOUSE - OAKRIDGE MANOR ROCKFORD PROPERTIES, LLC,
an Illinois limited liability company

By:	LifeHouse Holdings, LLC, a Delaware limited liability company, its Sole Member

By:	LifeHouse Investors I, LLC, a Delaware limited liability company, its Sole Member

By:    /s/ Marc Porosof
Name: Marc Porosoff
Title: Authorized Signatory

By:    /s/ Jordan Socaransky
Name: Jordan Socaransky
Title:     Authorized Signatory

ADDITIONAL SIGNATURE PAGES TO
SECOND AMENDMENT TO AGREEMENT OF SALE

LIFEHOUSE PRESTIGE COMMONS PROPERTIES, LLC, a Michigan limited liability company

By:	LifeHouse Holdings, LLC, a Delaware limited liability company, its Sole Member

By:	LifeHouse Investors I, LLC, a Delaware limited liability company, its Sole Member

By:    /s/ Marc Porosof
Name: Marc Porosoff
Title: Authorized Signatory

By:    /s/ Jordan Socaransky
Name: Jordan Socaransky
Title:     Authorized Signatory

LEISURE LIVING PROPERTIES – BUCHANAN, LLC,
a Michigan limited liability company

By:	LifeHouse Holdings, LLC, a Delaware limited liability company, its Sole Member

By:	LifeHouse Investors I, LLC, a Delaware limited liability company, its Sole Member

By:    /s/ Marc Porosof
Name: Marc Porosoff
Title: Authorized Signatory

By:    /s/ Jordan Socaransky
Name: Jordan Socaransky
Title:     Authorized Signatory

ADDITIONAL SIGNATURE PAGES TO
SECOND AMENDMENT TO AGREEMENT OF SALE

LIFEHOUSE BUCHANAN PROPERTY-II, LLC,
a Michigan limited liability company

By:	LifeHouse Holdings, LLC, a Delaware limited liability company, its Sole Member

By:	LifeHouse Investors I, LLC, a Delaware limited liability company, its Sole Member

By:    /s/ Marc Porosof
Name: Marc Porosoff
Title: Authorized Signatory

By:    /s/ Jordan Socaransky
Name: Jordan Socaransky
Title:     Authorized Signatory

LEISURE LIVING PROPERTIES – GRAND RAPIDS, LLC, a Michigan limited liability company

By:	LifeHouse Holdings, LLC, a Delaware limited liability company, its Sole Member

By:	LifeHouse Investors I, LLC, a Delaware limited liability company, its Sole Member

By:    /s/ Marc Porosof
Name: Marc Porosoff
Title: Authorized Signatory

By:    /s/ Jordan Socaransky
Name: Jordan Socaransky
Title:     Authorized Signatory

ADDITIONAL SIGNATURE PAGES TO
SECOND AMENDMENT TO AGREEMENT OF SALE

LEISURE LIVING PROPERTIES – HOLLAND, LLC, a Michigan limited liability company

By:	LifeHouse Holdings, LLC, a Delaware limited liability company, its Sole Member

By:	LifeHouse Investors I, LLC, a Delaware limited liability company, its Sole Member

By:    /s/ Marc Porosof
Name: Marc Porosoff
Title: Authorized Signatory

By:    /s/ Jordan Socaransky
Name: Jordan Socaransky
Title:     Authorized Signatory

ADDITIONAL SIGNATURE PAGES TO
SECOND AMENDMENT TO AGREEMENT OF SALE